                                                                ----------------
                                                                 EXECUTION COPY
                                                                ----------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
September 28, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-6 Trust
("Assignee"), CitiMortgage, Inc., a New York corporation ("CitiMortgage"), as master servicer of the Banc of America Funding 2006-6 Trust, JPMorgan Chase
Bank, National Association ("Chase Bank") and Chase Home Finance LLC, a limited liability corporation ("CHF").

      WHEREAS, pursuant to the Assignment, Assumption and Recognition Agreement,
dated June 30, 2006, among J.P. Morgan Mortgage Acquisition Corp. ("JPMMAC"), the Assignor, Chase Bank, and CHF (the "AAR"), which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Chase
Bank and CHF, and Chase Bank currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator") and the Assignee, pursuant to which the Master
Servicer will supervise, monitor and oversee the servicing of the Mortgage
Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the AAR, and the mortgage loans delivered under such agreement by Chase Bank and CHF to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under and all obligations of the Assignor with respect to any mortgage loan subject to the AAR other than the
Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to CHF with respect to the AAR or the Mortgage Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, (i) the Mortgage Loan
            Purchase, Warranties and Servicing Agreement, dated as of January 1,
            2005, by and between CHF and the Assignor, as amended by the
            Amendment Reg AB, dated as of January 1, 2006, among CHF, Chase Bank and the Assignor (collectively, the "Purchase Agreement"), (ii) the
            AAR or (iii) the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreement.
            The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the AAR or the Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, (i) Chase Bank and CHF shall note the transfer of the Mortgage Loans to the Assignee in their books and records,
(ii) Chase Bank and CHF shall recognize the Assignee as the owner of the
Mortgage Loans and (iii) notwithstanding anything to the contrary contained in
Section 11.01 of the Purchase Agreement or the AAR, Chase Bank shall service the
Mortgage Loans pursuant to the Mortgage Loan Purchase, Warranties and Servicing
Agreement, dated as of May 1, 2005, as amended by Amendment No. 1, dated as of
January 1, 2006, and as amended by that certain Regulation AB Compliance
Addendum, dated as of January 1, 2006 (collectively, the "Servicing Agreement"), each by and among the Assignor, Chase Bank and CHF, as modified by Section 10 hereof, for the benefit of the Assignee.

      4.    CHF and Chase Bank acknowledge that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. Chase Bank shall create a separate
Custodial Account and a separate Escrow Account for the Mortgage Loans, each designated "Chase Home Finance LLC, as

                                        2

subservicer, for JPMorgan Chase Bank, N.A., as Servicer for U.S. Bank National
Association, as Trustee, in trust for registered holders of Banc of America
Funding Corporation Mortgage Pass-Through Certificates, Series 2006-6." The
Master Servicer shall be authorized to enforce directly against CHF and Chase
Bank any of the obligations of CHF and Chase Bank to the Purchaser or its assignees provided for in the Servicing Agreement. All servicing reports prepared by Chase Bank shall be provided to the Master Servicer, and all remittances by Chase Bank shall be made to the account or accounts designated by the Master Servicer to Chase Bank in writing from time to time. Wire remittances shall be sent to:

            Bank Name:            CitiBank (West)
            Bank City/State:      Glendale, CA
            ABA Number:           321171184
            Account Name:         CMI MSD Clearing
            Account Number:       #070-4913896

      5.    Chase Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Chase Bank in
Sections 3.01 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, except with respect to Section
3.01(d), Section 3.01(i), Section 3.01(j), the last two sentences of Section
3.01(l), Section 3.01(m), the clause following the semicolon in section 3.01(n),
Section 3.01(o) and Section 3.01(p), (ii) that it has serviced each Mortgage
Loan in accordance with the terms of the Purchase Agreement or the AAR, (iii)
that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct. CHF hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of CHF in Sections 3.01 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, except with respect to Section 3.01(d), Section 3.01(i), Section 3.01(j), the
last two sentences of Section 3.01(l), Section 3.01(m), the clause following the semicolon in section 3.01(n), Section 3.01(o) and Section 3.01(p), (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

      6.    Chase Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      7.    In accordance with Sections 2.04 and 11.01 of the Servicing
Agreement, the Assignor hereby instructs Chase Bank, and Chase Bank hereby agrees, to release from its custody and deliver the contents of the Mortgage
File (as defined in the Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as a custodian under the Pooling

                                        3

Agreement, at the address set forth in Section 12 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the Servicing
Agreement).

      8.    Chase Bank hereby agrees that any repurchase or substitution of a
Mortgage Loan pursuant to Section 3.03 of the Purchase Agreement or the AAR be
done so in accordance with the provisions set forth in Section 2.02 of the
Pooling Agreement.

      9.    CHF and Chase Bank hereby agree to the following modifications to the Servicing Agreement solely with respect to the related Mortgage Loans:

      a.    Article I. The following definition is hereby added:

            Master Servicer:  Any master servicer named in a pooling and servicing agreement in connection with any Securitization or other securitization transaction.

      b.    Section 3.01(a). In the first sentence of the first paragraph of
            Section 3.01(a) the phrase "is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware" is hereby deleted and replaced with the phrase "is a national banking association duly organized and existing under the laws of the United States of America."

      c.    Section 3.02. Section 3.02(uu) shall be deleted and replaced with the following:

            "No Mortgage Loan is (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 as amended, or (b) a "high cost,"
            "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any Mortgage
            Loan secured by a Mortgaged Property in Illinois characterized as a
            "threshold" loan shall not be a "high cost" loan unless it is characterized as "predatory" under applicable local law or (c) a
            "High Cost Loan" or "Covered Loan" as defined in the S&P LEVELS
            Glossary Version 5.6(b), Appendix E;"

      d.    Section 3.03. The second sentence of the second paragraph of Section
            3.03 is hereby deleted in its entirely and replaced with the following:

            "Any substitute Mortgage Loan shall, on the date of such
            substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution
            (or in the case of a substitution of more than one mortgage loan for a removed Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the removed Mortgage Loan;
            (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the removed Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the removed Mortgage Loan; (iv) comply with each

                                        4

            representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the removed Mortgage Loan; (vi) have a Gross
            Margin not less than that of the removed Mortgage Loan; (vii) have the same Index as the removed Mortgage Loan; (viii) have a FICO score not less than that of the removed Mortgage Loan, (ix) have a
            Loan-to-Value Ratio not greater than that of the removed Mortgage
            Loan; (x) have a credit grade not lower in quality than that of the removed Mortgage Loan and (xi) have the same lien status as the removed Mortgage Loan."

      e.    Section 5.02. The second paragraph of Section 5.02 is hereby deleted in its entirety and replaced with the following:

            "Not later than the fifth (5th) Business Day of each month, the
            Seller shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such
            Remittance Date."

            The exhibits referenced in this Section 10(e) are attached to this
            Agreement as Exhibit B hereto.

      f.    Section 11.01. Section 11.01(a)(ii) is hereby modified to add the phrase "Pass-Through" after the phrase "one or more".

      g.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      10.   In connection with any transfer of the Mortgage Loans to the
Assignee, each of CHF, Chase Bank and BAFC will pay all their own expenses in connection with negotiating the documents relating to such transfer and reviewing any applicable disclosure documents, provided that BAFC will pay any expenses incurred for professional fees of CHF's and Chase Bank's external accountants. With respect to any disclosure document containing servicing information of Chase Bank, BAFC shall have the right to directly engage
PricewaterhouseCoopers LLP to provide a comfort letter (which letter shall also include CHF as an addressee) regarding such servicing information and will pay the related fee at the time of closing of the transaction directly to
PricewaterhouseCoopers LLP.

      11.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans, the AAR and the Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-6

                                        5

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans, the AAR and the Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

      The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            CitiMortgage, Inc.
            4000 Regent Blvd., 3rd Floor
            Irving, Texas 75063
            Attention: Master Servicing Division

                                  [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Bank of America, National Association,     Chase Home Finance LLC
Assignor

By:       /s/ Bruce W. Good                By:      /s/ Bruce J. Friedman
    ----------------------------------         ---------------------------------
Name:  Bruce W. Good                       Name:  Bruce J. Friedman
Title: Principal                           Title: Senior Vice President

JPMorgan Chase Bank, National              Banc of America Funding Corporation
Association

By:       /s/ Bruce J. Friedman            By:      /s/ Scott Evans
    ----------------------------------         --------------------------------
Name:  Bruce J. Friedman                   Name:  Scott Evans
Title: Vice President                      Title: Senior Vice President

U.S. Bank National Association,
Assignee

By:       /s/ Melissa A. Rosal
    ----------------------------------
Name:  Melissa A. Rosal
Title: Vice President

Acknowledged and Agreed as of the date first above written:

CitiMortgage, Inc., as Master Servicer

By:       /s/ Tommy Harris
    ----------------------------------
Name:  Tommy Harris
Title: Senior Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       A-1

                                    EXHIBIT B

EXHIBIT E-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

--------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                 DESCRIPTION                         DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer. This may be different than the LOAN_NBR
--------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan by the
                                originator.
--------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
--------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an
                                external servicer to identify a group of loans in
                                their system.
--------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
--------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
--------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
--------------------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the property located.
--------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
--------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due                   MM/DD/YYYY
                                to the servicer at the end of processing cycle, as
                                reported by Servicer.
--------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                  MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
--------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the
                                bankruptcy filing.
--------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been                  MM/DD/YYYY
                                approved by the courts
--------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy.                      MM/DD/YYYY
                                Either by Dismissal, Discharged and/or a Motion
                                For Relief Was Granted.
--------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The                   MM/DD/YYYY
                                Servicer
--------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan
                                Such As;
--------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To                 MM/DD/YYYY
                                End/Close
--------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                 MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer                   MM/DD/YYYY
                                with instructions to begin foreclosure
                                proceedings.
--------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue                       MM/DD/YYYY
                                Foreclosure
--------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a                      MM/DD/YYYY
                                Foreclosure Action
--------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected                   MM/DD/YYYY
                                to occur.
--------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure         2        No commas(,) or dollar
                                sale.                                                              signs ($)
--------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the                    MM/DD/YYYY
                                borrower.
--------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the                 MM/DD/YYYY
                                property from the borrower.
--------------------------------------------------------------------------------------------------------------------------

                                       B-1

--------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                 DESCRIPTION                         DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------

LIST_PRICE                      The price at which an REO property is marketed.           2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a particular                 MM/DD/YYYY
                                price.
--------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO property.         2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by                    MM/DD/YYYY
                                the Servicer.
--------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled                 MM/DD/YYYY
                                to close.
--------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
--------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of the
                                property.
--------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a property inspection is performed.                       MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property based           2
                                on brokers price opinion or appraisal.
--------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs         2
                                are completed pursuant to a broker's price opinion
                                or appraisal.
--------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
--------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
--------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop
                                paying on a loan. Code indicates the reason why
                                the loan is in default for this cycle.
--------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With                       MM/DD/YYYY
                                Mortgage Insurance Company.
--------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                           No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim                    MM/DD/YYYY
                                Payment
--------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim           2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                   MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company         2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By                 MM/DD/YYYY
                                The Pool Insurer
--------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company            2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                          2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                           2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                           MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                          2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                            MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                           2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------

                                       B-2

--------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                 DESCRIPTION                         DECIMAL     FORMAT COMMENT
--------------------------------------------------------------------------------------------------------------------------

VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                    MM/DD/YYYY
--------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                   2        No commas(,) or dollar
                                                                                                   signs ($)
--------------------------------------------------------------------------------------------------------------------------

                                       B-3

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM-     Approved Assumption

      o   BAP-      Borrower Assistance Program

      o   CO-       Charge Off

      o   DIL-      Deed-in-Lieu

      o   FFA-      Formal Forbearance Agreement

      o   MOD-      Loan Modification

      o   PRE-      Pre-Sale

      o   SS-       Short Sale

      o   MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: CitiMortgage, Inc. will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply
CitiMortgage, Inc. with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-4

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

      ----------------------------------------------------------------
      DELINQUENCY CODE      DELINQUENCY DESCRIPTION
      ----------------------------------------------------------------
      001                   FNMA-Death of principal mortgagor
      ----------------------------------------------------------------
      002                   FNMA-Illness of principal mortgagor
      ----------------------------------------------------------------
      003                   FNMA-Illness of mortgagor's family member
      ----------------------------------------------------------------
      004                   FNMA-Death of mortgagor's family member
      ----------------------------------------------------------------
      005                   FNMA-Marital difficulties
      ----------------------------------------------------------------
      006                   FNMA-Curtailment of income
      ----------------------------------------------------------------
      007                   FNMA-Excessive Obligation
      ----------------------------------------------------------------
      008                   FNMA-Abandonment of property
      ----------------------------------------------------------------
      009                   FNMA-Distant employee transfer
      ----------------------------------------------------------------
      011                   FNMA-Property problem
      ----------------------------------------------------------------
      012                   FNMA-Inability to sell property
      ----------------------------------------------------------------
      013                   FNMA-Inability to rent property
      ----------------------------------------------------------------
      014                   FNMA-Military Service
      ----------------------------------------------------------------
      015                   FNMA-Other
      ----------------------------------------------------------------
      016                   FNMA-Unemployment
      ----------------------------------------------------------------
      017                   FNMA-Business failure
      ----------------------------------------------------------------
      019                   FNMA-Casualty loss
      ----------------------------------------------------------------
      022                   FNMA-Energy environment costs
      ----------------------------------------------------------------
      023                   FNMA-Servicing problems
      ----------------------------------------------------------------
      026                   FNMA-Payment adjustment
      ----------------------------------------------------------------
      027                   FNMA-Payment dispute
      ----------------------------------------------------------------
      029                   FNMA-Transfer of ownership pending
      ----------------------------------------------------------------
      030                   FNMA-Fraud
      ----------------------------------------------------------------
      031                   FNMA-Unable to contact borrower
      ----------------------------------------------------------------
      INC                   FNMA-Incarceration
      ----------------------------------------------------------------

                                       B-5

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

      ----------------------------------------------------------------
      STATUS CODE         STATUS DESCRIPTION
      ----------------------------------------------------------------
           09             Forbearance
      ----------------------------------------------------------------
           17             Pre-foreclosure Sale Closing Plan Accepted
      ----------------------------------------------------------------
           24             Government Seizure
      ----------------------------------------------------------------
           26             Refinance
      ----------------------------------------------------------------
           27             Assumption
      ----------------------------------------------------------------
           28             Modification
      ----------------------------------------------------------------
           29             Charge-Off
      ----------------------------------------------------------------
           30             Third Party Sale
      ----------------------------------------------------------------
           31             Probate
      ----------------------------------------------------------------
           32             Military Indulgence
      ----------------------------------------------------------------
           43             Foreclosure Started
      ----------------------------------------------------------------
           44             Deed-in-Lieu Started
      ----------------------------------------------------------------
           49             Assignment Completed
      ----------------------------------------------------------------
           61             Second Lien Considerations
      ----------------------------------------------------------------
           62             Veteran's Affairs-No Bid
      ----------------------------------------------------------------
           63             Veteran's Affairs-Refund
      ----------------------------------------------------------------
           64             Veteran's Affairs-Buydown
      ----------------------------------------------------------------
           65             Chapter 7 Bankruptcy
      ----------------------------------------------------------------
           66             Chapter 11 Bankruptcy
      ----------------------------------------------------------------
           67             Chapter 13 Bankruptcy
      ----------------------------------------------------------------

                                       B-6

--------------------------------------------------------------------------------
EXHIBIT E-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME               DESCRIPTION                                           DECIMAL    FORMAT COMMENT                       MAX
                                                                                                                                SIZE
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR          A value assigned by the Servicer to define a group               Text up to 10 digits                   20
                          of loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan by the                 Text up to 10 digits                   10
                          investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the                        Text up to 10 digits                   10
                          Servicer. This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the file. It is                 Maximum length of 30                   30
                          not separated by first and last name.                            (Last, First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest       2       No commas(,) or dollar                 11
                          payment that a borrower is expected to pay, P&I                  signs ($)
                          constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.      4       Max length of 6                         6
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the service fee        4       Max length of 6                         6
                          rate as reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by        4       Max length of 6                         6
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported by      2       No commas(,) or dollar                 11
                          the Servicer.                                                    signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported by the           2       No commas(,) or dollar                 11
                          Servicer.                                                        signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.           4       Max length of 6                         6
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to calculate a           4       Max length of 6                         6
                          forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the           2       No commas(,) or dollar                 11
                          beginning of the processing cycle.                               signs ($)
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end       2       No commas(,) or dollar                 11
                          of the processing cycle.                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the                 MM/DD/YYYY                             10
                          borrower's next payment is due to the Servicer, as
                          reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.              2       No commas(,) or dollar                 11
                                                                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the first                   MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first curtailment        2       No commas(,) or dollar                 11
                          amount, if applicable.                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.             2       No commas(,) or dollar                 11
                                                                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the second                  MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second curtailment       2       No commas(,) or dollar                 11
                          amount, if applicable.                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.              2       No commas(,) or dollar                 11
                                                                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the third                   MM/DD/YYYY                             10
                          curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment        2       No commas(,) or dollar                 11
                          amount, if applicable.                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------

                                       B-7

PIF_AMT                   The loan "paid in full" amount as reported by the        2       No commas(,) or dollar                 11
                          Servicer.                                                        signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported by the Servicer.               MM/DD/YYYY                             10
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used to indicate the              Action Code Key: 15=Bankruptcy,         2
                          default/delinquent status of a particular loan.                  30=Foreclosure, 60=PIF,
                                                                                           63=Substitution, 65=Repurchase,
                                                                                           70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported        2       No commas(,) or dollar                 11
                          by the Servicer.                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if             2       No commas(,) or dollar                 11
                          applicable.                                                      signs ($)
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.          2       No commas(,) or dollar                 11
                                                                                           signs ($)
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if         2       No commas(,) or dollar                 11
                          applicable.                                                      signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at        2       No commas(,) or dollar                 11
                          the beginning of the cycle date to be passed                     signs ($)
                          through to investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at      2       No commas(,) or dollar                 11
                          the end of a processing cycle.                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the        2       No commas(,) or dollar                 11
                          Servicer for the current cycle -- only applicable                signs ($)
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less the             2       No commas(,) or dollar                 11
                          service fee amount for the current cycle as                      signs ($)
                          reported by the Servicer -- only applicable for
                          Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by the             2       No commas(,) or dollar                 11
                          Servicer for the current reporting cycle -- only                 signs ($)
                          applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the service        2       No commas(,) or dollar                 11
                          fee amount for the current reporting cycle as                    signs ($)
                          reported by the Servicer -- only applicable for
                          Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT        The penalty amount received when a borrower prepays      2       No commas(,) or dollar                 11
                          on his loan as reported by the Servicer.                         signs ($)
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED     The prepayment penalty amount for the loan waived        2       No commas(,) or dollar                 11
                          by the servicer.                                                 signs ($)
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the Modification for               MM/DD/YYYY                             10
                          the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                           Varchar - value can be                 30
                                                                                           alpha or numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest           2       No commas(,) or dollar                 11
                          advances made by Servicer.                                       signs ($)
------------------------------------------------------------------------------------------------------------------------------------

                                       B-8

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332 - INSTRUCTION SHEET
--------------------------------------------------------------------------------

              The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.      The Actual Unpaid Principal Balance of the Mortgage Loan. For
        documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the
        Mortgage Loan as calculated on a monthly basis. For documentation, an
        Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.   Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.     The total of lines 1 through 12.

Credits:

14-21.  Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.
        If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the
        Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the
        Bankruptcy Deficiency should be input on line 20.

22.     The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

              Total Realized Loss (or Amount of Any Gain)

23.     The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                               CITIMORTGAGE, INC.
                        CALCULATION OF REALIZED LOSS/GAIN

        Prepared by: _____________________         Date: _______________________

        Phone: ___________________________Email Address: _______________________

-----------------------     ---------------------   -----------------------
Servicer Loan No.           Servicer Name           Servicer Address

-----------------------     ---------------------   -----------------------

        CITIMORTGAGE, INC. Loan No. ____________________________________________

        Borrower's
        Name: __________________________________________________________________

        Property
        Address: _______________________________________________________________

        LIQUIDATION AND ACQUISITION EXPENSES:

        (1) Actual Unpaid Principal Balance of Mortgage Loan   $___________ (1)

        (2) Interest accrued at Net Rate                       ____________ (2)

        (3) Accrued Servicing Fees                             ____________ (3)

        (4) Attorney's Fees                                    ____________ (4)

        (5) Taxes                                              ____________ (5)

        (6) Property Maintenance                               ____________ (6)

        (7) MI/Hazard Insurance Premiums                       ____________ (7)

        (8) Utility Expenses                                   ____________ (8)

        (9) Appraisal/BPO                                      ____________ (9)

        (10) Property Inspections                              ____________ (10)

        (11) FC Costs/Other Legal Expenses                     ____________ (11)

        (12) Other (itemize)                                   $___________ (12)

             Cash for Keys__________________________           ____________

             HOA/Condo Fees_________________________           ____________

             _______________________________________           ____________

             _______________________________________           ____________

             TOTAL EXPENSES                                    $___________ (13)

        CREDITS:

        (14) Escrow Balance                                    $___________ (14)

        (15) HIP Refund                                        ____________ (15)

        (16) Rental Receipts                                   ____________ (16)

        (17) Hazard Loss Proceeds                              ____________ (17)

        (18) Primary Mortgage Insurance Proceeds               ____________ (18)

        (19) Pool Insurance Proceeds                           ____________ (19)

        (20) Proceeds from Sale of Acquired Property           ____________ (20)

                                      B-10

        (21) Other (itemize)                                   ____________ (21)

             _______________________________________           ____________

             _______________________________________           ____________

             TOTAL CREDITS                                     $___________ (22)

         TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)               $___________ (23)

                                      B-11

                                   APPENDIX I

                              Underlying Agreements

           [Please see Exhibits 10.4(A) through (D) of this Form 8-K]